AMENDMENT NO. 3 TO
                               ------------------

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS AMENDMENT entered into this 29th day of October, 1998 by and between Pediatrix Medical Group, Inc., a Florida corporation (the "Company"), and Roger J. Medel, M.D., M.B.A. (the "Executive") amends the Employment Agreement (the "Agreement") entered into on the 1st day of February, 1995, as amended, by and between the Company and the Executive.

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Company and the Executive desire to amend the Agreement as hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree as follows:

         1. The first sentence of Section 1.1 of the Agreement, in its present form shall be deleted in its entirety and a new first sentence of
              Section 1.1 shall be substituted therefor as follows:

                  "The Company hereby agrees to continue to employ the Executive and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein for a period of five (5) years (the "Initial Term") commencing on January 1, 1999 and expiring on December 31, 2003 (the "Expiration Date") unless sooner terminated as hereinafter set forth."

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

         2. Except as expressly amended hereby, the Agreement, as amended, remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to the Employment Agreement the day and year first written above.


                                     PEDIATRIX MEDICAL GROUP, INC.

                                     By:  /s/ Lawrence M. Mullen
                                          -------------------------------------
                                              Name:    Lawrence M. Mullen
                                              Title:   Vice President and Chief
                                                       Operating Officer


                                     EXECUTIVE

                                          /s/ Roger J. Medel
                                          --------------------------------------
                                              Roger J. Medel, M.D., M.B.A.





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